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                                                                     EXHIBIT 3.1

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


                                                      --------------------------
                                                        CUSIP NO. 564609 10 5
                                                      --------------------------

                                    [LOGO]

           AUTHORIZED COMMON STOCK: 50,000,000 SHARES . NO PAR VALUE


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

                    Shares of OUR PETS COMPANY Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



_________________________________    [SEAL]      _______________________________
                        SECRETARY                                      PRESIDENT
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NOTICE:   Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM -- as tenants in common                       UNIF GIFT MIN ACT...........Custodian...........
               TEN ENT -- as tenants by the entireties                                    (Cust)             (Minor)
                                                                                       under Uniform Gifts to Minors
               JT TEN -- as joint tenants with right of                                Act...........................
                         survivorship and not as tenants                                            (State)
                         in common

                                              Additional abbreviations may also be used though not in the above list.


                                  For Value Received,__________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY OF OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
               ---------------------------------------

               ---------------------------------------



               ________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


               ________________________________________________________________________________

               ________________________________________________________________________________

               _________________________________________________________________________Shares
               of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

               _____________________________________________________________________  Attorney
               to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


               Dated ________________________



                         _________________________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                 NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER

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    The Shares represented by this certificate are not registered under the
     Securities Act of 1933, as amended, and such shares may not be sold, transferred or otherwise disposed of unless there is in effect with respect thereto a registration statement pursuant to said Act or unless the registered owner of such shares delivers to the issuer the written opinion of counsel satisfactory to the issuer that such sale, transfer or other disposition is exempt from the registration provision of said Act.

   The corporation will mail to the shareholder a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue, without charge within five days after receipt of written request therefore.